      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 2, 1999


                                                      REGISTRATION NO. 333-78515

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1



                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                        GREAT LAKES CHEMICAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                   95-1765035
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                        500 EAST 96TH STREET, SUITE 500
                          INDIANAPOLIS, INDIANA 46240
                                 (317) 715-3000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                 KAREN W. DUROS
                        GREAT LAKES CHEMICAL CORPORATION
                        500 EAST 96TH STREET, SUITE 500
                          INDIANAPOLIS, INDIANA 46240
                                 (317) 715-3000
                                WITH A COPY TO:
                            CARTER W. EMERSON, P.C.
                                KIRKLAND & ELLIS
                            200 EAST RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601

           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, please check the following box. [ ]

                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following is an estimate, subject to future contingencies, of the expenses to be incurred by the Registrant in connection with the issuance and distribution of the securities being registered:

Registration Fee*...........................................    $208,500
Legal Fees and Expenses**...................................     100,000
Trustee Fees and Expenses**.................................      20,000
Accounting Fees and Expenses**..............................     100,000
Blue Sky Fees and Expenses**................................      60,000
Printing Fees**.............................................     100,000
Listing Fees**..............................................      60,000
Miscellaneous**.............................................       1,500
                                                                --------
          Total.............................................    $650,000
                                                                ========

-------------------------
 * Includes amounts paid in connection with the Unused Registration Statement.

** Estimated pursuant to instruction to Item 511 of Regulation S-K.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law (the "DGCL") authorizes a corporation to indemnify a person against expenses and certain liabilities incurred by him in connection with any proceeding in which he is involved by reason of his being or having been a director, officer, employee or agent of the corporation or its affiliates. Further, Article Ninth of the Company's Certificate of Incorporation and Article VII of its By-Laws provide for indemnification, to the full extent permitted by the DGCL, of the Company's directors and officers. The Company maintains so-called "D & O" liability insurance coverage, insuring it against loss resulting from discharge of such liabilities against which they cannot be indemnified by the Company (subject to certain exclusions). Reference is made to clause (e) under Item 9 below with respect to indemnification for liabilities arising under the Securities Act of 1933, as amended, required or permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions.

     The form of Underwriting Agreement included as an exhibit to this registration statement provides for indemnification of directors and officers of the Company against certain liabilities.

ITEM 16. EXHIBITS

     The following Exhibits are filed as part of this registration statement:

1.1        Form of Underwriting Agreement.+
1.2        Form of Distribution Agreement.*
4.1 Certificate of Incorporation (incorporated by reference to the Company's Annual Report on Form 10-K for the period ended December 31, 1997 (File No. 001-06450)).
4.2        By-Laws (incorporated by reference to the Company's Annual
           Report on Form 10-K for the period ended December 31, 1997
           (File No. 001-06450)).
4.3        Rights Agreement, dated as of February 15, 1999, between
           Great Lakes Chemical Corporation and Harris Trust Company of
           New York, as Rights Agent, which includes as Exhibit A the form of Rights Certificate (incorporated by reference to Exhibit 4 to the Company's Registration Statement on Form
           8-A dated March 23, 1999 (File No. 001-06450)).

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

4.4        Indenture dated as of September 7, 1989 between Great Lakes Chemical Corporation and Bank of Montreal
           Trust Company, as Trustee. (incorporated by reference to the Company's Registration Statement on Form
           8-A/A dated December 12, 1995 (File No. 001-06450)).
4.5        Form of Indenture between the Company and The First National Bank of Chicago.+
4.6        Form of Senior Debt Securities.*
4.7        Form of Subordinated Debt Securities Indenture.*
4.8        Form of Subordinated Debt Securities.*
4.9        Form of Debt Warrant Agreement, including form of Debt Warrant Certificate.*
4.10       Form of Stock Warrant Agreement, including form of Stock Warrant Certificate.*
4.11       Form of Currency Warrant Agreement, including form of Currency Warrant Certificate.*
5.1        Opinion of Kirkland & Ellis.+
12.1       Computation of Ratio of Earnings to Fixed Charges.+
23.1       Consent of Ernst & Young LLP.+
23.2       Consent of Kirkland & Ellis (included in Exhibit 5).+
24.        Powers of Attorney (included on signature page).
25.1       Statement of Eligibility on Form T-1 of The First National Bank of Chicago, as Trustee pursuant to the
           Senior Indenture pursuant to which the Senior Debt Securities registered hereunder are to be issued.+

-------------------------

+ Filed herewith.



+ Previously filed.


* To be filed, if necessary, subsequent to the effectiveness of this registration statement by an amendment to the registration statement or incorporated by reference pursuant to a Current Report on Form 8-K in connection with the offering of securities.

ITEM 17. UNDERTAKINGS

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

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

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (d) The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) pursuant to the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under
Section 305(b)(2) of the Trust Indenture Act.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, duly authorized, in Indianapolis, Indiana, on the 2nd day of June, 1999.


                                          GREAT LAKES CHEMICAL CORPORATION

                                          By:                  *
                                            ------------------------------------
                                                      Mark E. Tomkins
                                                 Senior Vice President and
                                                  Chief Financial Officer

                                    * * * *


     PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS, IN THE CAPACITIES INDICATED, ON JUNE 2, 1999.


                  SIGNATURE                                             TITLE
                  ---------                                             -----

                      *                          President and Chief Executive Officer, Director
---------------------------------------------    (Principal Executive Officer)
               Mark P. Bulriss

                      *                          Senior Vice President and Chief Financial Officer
---------------------------------------------    (Principal Financial Officer)
               Mark E. Tomkins

                      *                          Vice President and Controller (Principal Accounting
---------------------------------------------    Officer)
               Robert J. Smith

                      *                          Director
---------------------------------------------
              Thomas M. Fulton

                      *                          Director
---------------------------------------------
               Martin M. Hale

                      *                          Director
---------------------------------------------
               Louis E. Lataif

                      *                          Director
---------------------------------------------
               Richard H. Leet

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


                  SIGNATURE                                             TITLE
                  ---------                                             -----
                      *                          Director
---------------------------------------------
               Mack G. Nichols

                      *                          Director
---------------------------------------------
                Jay D. Proops

           *By: /s/ KAREN W. DUROS
---------------------------------------------
               Karen W. Duros
             as Attorney-In-Fact


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